Exhibit 10.5

GUARANTY AGREEMENT
(Brad Bernstein)

FOR TEN DOLLARS ($10.00) in hand paid and in order to induce TEXTRON FINANCIAL CORPORATION, a Delaware corporation in its capacity as agent (together with is successors in such capacity, "Agent") for the Lenders (as hereinafter defined), and the Lenders to make loans or extend credit from time to time, in accordance with the terms of the Loan Agreement (as hereinafter defined), to ANCHOR FUNDING SERVICES, LLC, a North Carolina limited liability company ("Debtor"), and for other good and valuable consideration, the undersigned ("Guarantor") hereby unconditionally and absolutely guarantees to Agent and Lenders the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of all such loans and extensions of credit and all other debts, liabilities and obligations of Debtor to or held by Agent or any Lender (including any portion thereof nominally held by Agent or any Lender on behalf of others who have participations or interests therein granted or created by Agent or such Lender) under the Loan and Security Agreement dated November 21, 2008, among Debtor, the other financial institutions party thereto (the "Lenders") and Agent in its capacity as agent for the Lenders (as at any time amended, restated, supplemented or otherwise modified, the "Loan Agreement") and related loan documents, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, liquidated or unliquidated, primary or secondary, joint or several, now existing or hereafter arising, whether created directly to or acquired by assignment or otherwise by Agent or any Lender, and whether Debtor may be liable individually or jointly with others, and regardless of whether recovery upon any of such loans or extensions of credit or other debts, liabilities and obligations becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise, or is or becomes invalid or unenforceable for any other reason (all such debts, liabilities and obligations being hereinafter referred to collectively as the "Indebtedness").  Without limiting the generality of the foregoing, the term "Indebtedness" as used herein shall include all debts, liabilities and obligations incurred by Debtor to Agent and Lenders under the Loan Agreement and related loan documents, including reasonable attorneys' fees, in any bankruptcy case of Debtor and any interest, fees or other charges accrued in any such bankruptcy whether or not recoverable from Debtor or Debtor's estate under 11 U.S.C. § 506.

Except as otherwise provided herein, in no event shall Guarantor's liability under this Guaranty exceed the Maximum Guaranteed Amount.  For purposes hereof, the term "Maximum Guaranteed Amount" shall mean an amount equal to the sum of (i) the Base Guaranteed Amount, and (ii) all costs and expenses, including reasonable attorneys' fees, incurred by Agent in enforcing the terms of this Guaranty for the benefit of Lenders in collecting the Base Guaranteed Amount pursuant to this Guaranty.  For purposes hereof, the term "Base Guaranteed Amount" shall mean an amount equal to $250,000.

Notwithstanding the foregoing, Guarantor's guaranty of the Indebtedness shall be unlimited and for the full amount of the Indebtedness in the event that Agent seeks enforcement of this Guaranty by reason of the occurrence of any Event of Default arising from Debtor's or Guarantor's fraud, deceit, intentional misrepresentation, material omission or other wrongful conduct in connection with (i) any financial statements, Borrowing Base Certificates, Factoring Documentation, collateral reports or other reports, statements or certificates Borrower is required or elects to deliver to Agent under the Loan Agreement, and (ii) the remittance of proceeds of collateral, the collection of payments from Account Debtors and other monies or collections received by Borrower in respect of the Collateral.

All capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement.

GUARANTOR HEREBY WAIVES: notice of Agent's acceptance hereof; notice of the extension of credit from time to time given by Agent and Lenders to Debtor and the creation, existence or acquisition of any Indebtedness; notice of the amount of Indebtedness of Debtor to Agent and Lenders from time to time, subject, however, to Guarantor's right to make inquiry of Agent to ascertain the amount of Indebtedness at any reasonable time; notice of any adverse change in Debtor's financial condition or of any other fact which might increase Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default or acceleration and all other notices and demands to which Guarantor might otherwise be entitled; any right Guarantor may have, by statute or otherwise, to require Agent or any Lender to institute suit against Debtor after notice or demand from Guarantor or to seek recourse first against Debtor or others, or to realize upon any security for the Indebtedness, as a condition to enforcing Guarantor's liability and obligations hereunder; any defense that Debtor may at any time assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; any defense that other indemnity, guaranty or security was to be obtained; any defense or claim that any Person purporting to bind Debtor to the payment of Indebtedness did not have actual or apparent authority to do so; and any right to contest the commercial reasonableness of the disposition of any or all collateral (to the extent waivable under applicable law).  Guarantor further waives any right Guarantor may have, by statute or otherwise, to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any indebtedness of Debtor with regard to Agent's or any Lender's enforcement of any security interest, lien, mortgage or other interest Agent or any Lender may hold in any real or personal property of Debtor.

If an Event of Default under (and as defined in) the Loan Agreement (other than an Event of Default arising by reason of Guarantor's death) shall occur and be continuing, or if a petition for an order for relief with respect to Debtor should be filed by or against Debtor or Guarantor under any chapter of the Bankruptcy Code, or if a receiver, trustee or conservator should be appointed for Debtor or Guarantor or any of Debtor's or Guarantor's property, or if Guarantor should attempt to revoke this Guaranty or dispute Guarantor's liability hereunder, then, in any such event and whether or not any of the Indebtedness is then due and payable or the maturity thereof has been accelerated or demand for payment thereof from Debtor has been made, upon notice to Guarantor Agent may make the Indebtedness immediately due and payable hereunder as to Guarantor, Agent shall be entitled to enforce the obligations of Guarantor hereunder and Guarantor shall forthwith pay to Agent, for the benefit of Lenders, the Maximum Guaranteed Amount or additional amounts as contemplated by the terms of this Guaranty, if applicable, together plus such other amounts as may be payable hereunder; provided that the obligations of Guarantor hereunder shall be automatically due and payable without notice if an order for relief shall be filed with respect to Debtor under the Bankruptcy Code.  Guarantor agrees to pay all expenses incurred by Agent in connection with enforcement of Agent's rights under the Guaranty, including court costs, collection charges and reasonable attorneys' fees.

Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the liability or obligations of Guarantor hereunder, Agent may:  compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Indebtedness or increase the amount of the Indebtedness; refuse to enforce, or release any Persons liable for the payment of any of the Indebtedness; increase, decrease or otherwise alter the rate of interest payable with respect to the principal amount of any of the Indebtedness or grant other indulgences to Debtor in respect thereof; amend or modify in any manner, or terminate or release, any documents or agreements evidencing, securing or otherwise relating to the Indebtedness (other than this Guaranty); release, surrender, exchange, modify or impair any and all collateral, deposits or other property at any time securing (directly or indirectly) any of the Indebtedness or on which Agent or any Lender or any agent for Agent or such Lender at any time may have a lien; extend the time of payment of any collateral consisting of accounts, notes, chattel paper or other rights to the payment of money; refuse to enforce its rights or make any compromise or settlement or agreement therefor, in respect of any and all of such collateral, deposits and property, or with any party liable for the Indebtedness, or with any other Person, whatsoever; or release or substitute any one or more of the endorsers or guarantors of the Indebtedness, whether parties to this instrument or not.

Guarantor consents and agrees that Agent shall be under no obligation to marshall any assets in favor of Guarantor or against or in payment of any or all of the Indebtedness.  Guarantor further agrees that, if and to the extent Agent or any Lender receives any payment on account of any of the Indebtedness (whether from Debtor, Guarantor or a third party obligor or from the sale or other disposition of any collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then the part of the Indebtedness intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.  The foregoing provisions of this paragraph shall survive the termination or revocation of this Guaranty.

Guarantor shall at such reasonable times as Agent requests furnish Guarantor's current financial statements to Agent.

This Guaranty is a primary, immediate and original obligation of Guarantor and is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and not of its collectibility only, is not contingent upon the exercise or enforcement by Agent or any Lender of any remedies Agent or any Lender may have against Debtor or others, or the enforcement of any lien or realization upon any security Agent or any Lender may at any time possess, and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations of Debtor to Agent or any Lender or with respect to the execution and delivery of any agreement among Debtor, Agent and Lenders.  This Guaranty shall be in addition to any other present or future guaranty, agreement regarding the validity of collateral or other security for any of the Indebtedness, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty, agreement or security, and amounts paid in respect of any such other guaranty, agreement or security shall not be credited or offset against sums owing under this Guaranty.  This Guaranty is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement. No payment of any of the Indebtedness by Debtor or any other Person, or from the proceeds of any property securing the payment of any Indebtedness, shall reduce or otherwise affect Guarantor's liability hereunder for the payment of any remaining Indebtedness.

Agent shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other document or instrument evidencing obligations of Guarantor to Agent and Lenders, and against Debtor to the full extent provided for in the Loan Agreement.  No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's right to proceed in any other form of action or proceeding or against other parties unless Agent has expressly waived such right in writing.

Guarantor is fully aware of the financial condition of Debtor.  Guarantor delivers this Guaranty based solely upon Guarantor's own independent investigation and in no part upon any representation or statement of Agent or any Lender with respect thereto.  Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning, Debtor's financial condition as Guarantor may deem material to Guarantor's obligations hereunder and Guarantor is not relying upon, nor expecting Agent or any Lender to furnish it or any information in Agent's or any Lender's possession concerning Debtor's financial condition.  Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of "Guaranty," which risks include, without limitation, the possibility that Debtor will contract additional indebtedness for which Guarantor may be liable hereunder after Debtor's financial condition or ability to pay its lawful debts when they fall due has deteriorated.

If for any reason Debtor has no legal existence or is under no legal obligation to discharge any of the Indebtedness, or if any of the Indebtedness have become unrecoverable from Debtor by reason of Debtor's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor had at all times been the principal obligor on all such Indebtedness.  In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy or reorganization of debt or for any other reason, all such amounts otherwise subject to acceleration under the terms of any instrument or agreement evidencing or securing the payment of the Indebtedness or otherwise executed in connection therewith shall be immediately due and payable by Guarantor.

Guarantor agrees that this Guaranty shall be irrevocable and shall continue in full force and effect until all of the Indebtedness has been fully paid and discharged and all commitments of Agent and Lenders under the Loan Agreement have been terminated.  If Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, which right cannot be waived by Guarantor, Guarantor agrees that such termination or revocation shall not be effective until a written notice of such termination or revocation, specifically referring to this Guaranty and signed by Guarantor, is actually received by Agent; but any such termination or revocation shall not affect the right and power of Lender to enforce rights arising, incurred or contracted for prior to Agent's receipt of such written notice of termination or revocation.  If Agent or Lenders grant loans or other extensions of credit to or for the benefit of Debtor or take other action after the termination or revocation by Guarantor but prior to Agent's receipt of such written notice of termination or revocation, then the rights of Agent under the Guaranty with respect to such loans or other extensions of credit shall be the same as if such termination or revocation had not occurred.

Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon Agent shall vest in and be enforceable by Agent and its successors and assigns.

To the extent any performance of this Guaranty would violate any applicable usury statute or other applicable law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity.  The provisions of the paragraph shall control every other provision of this Guaranty.

This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of Rhode Island.  As part of the consideration for Agent's and Lenders' granting credit to Debtor, Guarantor hereby agrees that all actions, suits or proceedings arising directly or indirectly hereunder may, at the option of Agent, be litigated in any court having situs within the State of Rhode Island, and Guarantor hereby expressly consents to the jurisdiction of any state or federal court located within said state, and consents that any service of process in such action or proceedings may be made by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail directed to Guarantor at Guarantor's last known address.

This Guaranty expresses the entire understanding of the parties hereto with respect to the subject matter hereof and may not be changed orally, and no obligation of Guarantor can be released or waived by Agent or any officer or agent of Agent, except by a writing signed by a duly authorized officer of Agent.  In the event Agent receives a guaranty at least as favorable to Agent and Lenders as this Guaranty from another Person acceptable to Agent in its sole discretion, Agent shall terminate this Guaranty.

Until all of the Indebtedness has been paid in full and the Loan Agreement and all commitments thereunder have been terminated, Guarantor shall have no claim, right or remedy (whether or not arising in equity, by contract or applicable law) against Debtor or any other Person by reason of Guarantor's payment or other performance hereunder.  Without limiting the generality of the foregoing, Guarantor hereby subordinates to the full and final payment of the Indebtedness any and all legal or equitable rights or claims that Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that until all of the Indebtedness has been paid in full and the Loan Agreement has been terminated, Guarantor shall have no recourse to any assets or property of Debtor (including any assets securing any of the Indebtedness) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Indebtedness, whether any of such rights arise under contract, in equity or under applicable law.

As used herein, all references to the term "Guarantor" shall mean Guarantor and Guarantor's personal representatives and assigns (including any receiver, trustee or custodian for Guarantor or any of his assets or Guarantor in his capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the term "Agent" shall mean Agent and its successors and assigns; and all references to the term "Debtor" shall mean Debtor and its successors and assigns (including any receiver, trustee or custodian for Debtor or any of his assets or Debtor in his capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the term "Person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation, business trust, limited liability company, unincorporated association, joint stock corporation, trust, joint venture or other form of business entity or any government or any agency or instrumentality or political subdivision thereof; all references to the plural shall also mean the singular, and all references to the singular shall also mean the plural; and all references to "include" or "including" shall mean "including, without limitation."

This Guaranty is intended to take effect as a sealed instrument under the laws of the State of Rhode Island.

To the fullest extent permitted by applicable law, Guarantor and Agent each hereby waives the right to a jury trial in any action, suit, proceeding, or counterclaim arising out of or related to this guaranty, and Guarantor further waives any rights arising under applicable statutes or otherwise to require Agent to institute suit against Debtor or any other Person liable for any of the Indebtedness or to exhaust Agent's rights and remedies against Debtor or any other Person liable for any of the Indebtedness, Guarantor being bound to the payment of any and all Indebtedness to the extent provided herein.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty, this 21st day of November, 2008.

(SEAL)
Witness	Brad Bernstein ("Guarantor")
Address:

Guarantor's Address:

c/o Anchor Funding Services, LLC
10801 Johnson Road, Suite 210
Charlotte, North Carolina 28226

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